EXHIBIT 32.2
Section 1350 Certification
of Paul Koslosky (Treasurer and Chief Financial Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MacKenzie Realty Capital, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2018, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Koslosky, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Koslosky
Paul Koslosky
Treasurer and Chief Financial Officer

February 12, 2019